EQUINOX FUNDS TRUST

(THE “TRUST”)

EQUINOX CAMPBELL STRATEGY FUND
(THE “FUND”)

Supplement dated May 20, 2013 to Prospectus for the Fund dated March 1, 2013, as amended from time to time (“Prospectus”), Summary Prospectus dated March 1, 2013, as amended from time to time (“Summary Prospectus”), and Statement of Additional Information dated February 1, 2013, as amended from time to time (“SAI”)

Effective immediately, this Supplement provides the following amended and supplemental information and supersedes any information to the contrary in the Fund’s Prospectus, Summary Prospectus, and SAI.

On May 13, 2013, the Board of Trustees of the Trust approved an amendment to the expense limitation agreement between the Trust, on behalf of the Fund, and Equinox Fund Management, LLC, the Fund’s investment adviser (the “Adviser”), whereby the Adviser contractually agreed to waive a portion of its fees and/or reimburse certain expenses, resulting in a 0.20% reduction in the previously existing expense limitation amounts for each class of the Fund.

In accordance with the reduced expense limitation, please note the following revisions to the Fund’s Prospectus and/or Summary Prospectus:

•

The fee table and accompanying footnotes with respect to the Fund under the heading “Annual Fund Operating Expenses” and the related Expense Example in the Fund’s Prospectus and Summary Prospectus are deleted in their entirety and replaced with the following:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class I	Class P

Management Fees (3)	0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.25%	None	0.00%	(4)
Total Other Expenses (5)	0.91%	0.66%	0.91%
Shareholder Service Fees	0.25%	0.00%	0.25%
Other Expenses (5)	0.66%	0.66%	0.66%
Acquired Fund Fees and Expenses (6)	0.07%	0.07%	0.07%
Total Annual Fund Operating Expenses (7)	1.98%	1.48%	1.73%
Fee Waiver and/or Expense Reimbursement (7)	(0.51)%	(0.51)%	(0.51)%
Total Annual Fund Operating Expenses (after Fee Waiver and/or Expense Reimbursement) (6)(7)	1.47%	0.97%	1.22%

(1)

A contingent deferred sales charge (“CDSC”) of 1.00% is assessed on certain redemptions of Class A shares made within 12 months after a purchase of Class A shares where no initial sales charge was paid at the time of purchase as part of an investment of $1,000,000 or more. You should contact your financial intermediary to determine whether you are subject to the CDSC.

(2)	The Fund’s transfer agent charges a $15.00 fee for each wire redemption.
(3)

“Management Fees” include a management fee paid to Equinox Fund Management, LLC (the “Adviser”) by the Subsidiary (as defined herein) at the annual rate of 0.75% of the Subsidiary’s average daily net assets. The Adviser has contractually agreed, for so long as the Fund invests in the Subsidiary, to waive the management fee it receives from the Fund in an amount equal to the management fee paid to the Adviser by the Subsidiary.

(4)

The Fund has adopted a distribution plan for Class A shares and Class P shares pursuant to Rule 12b-1 (“Rule 12b-1 Plan”) under the Investment Company Act of 1940, as amended (the “1940 Act”) that permits payments of up to 0.25% as a percentage of average daily net assets of the Fund’s Class A shares and payments of up to 0.25% as a percentage of average daily net assets of the Fund’s Class P shares. However, the Fund is not currently making payments under the Rule 12b-1 Plan with respect to Class P shares.

(5)

“Other Expenses” are based on estimated amounts for the Fund’s current fiscal year. This item does not include management fees paid by the Subsidiary to the Adviser, which are included in “Management fees” in the table above. To the extent applicable, “Other Expenses” include estimated expenses of the Fund’s consolidated wholly-owned subsidiary (“Subsidiary”), and any consolidated trading companies in which the Subsidiary may invest. Trading companies in which the Subsidiary may invest may pay management fees and/or incentive fees to the commodity trading advisor or “CTA” with whom the trading company contracts. The Fund indirectly bears the fees and expenses of the Subsidiary and consolidated trading companies in the form of reduced returns on its investments. The Adviser anticipates that any investment in the Campbell Program (as defined below) will be subject to (i) management fees of up to 1.25% of notional exposure, and (ii) performance-based incentive fees of  20.0% of new high net trading profits. The Subsidiary and any trading company are also subject to certain derivative trading costs, including brokerage commissions and various exchange fees. Actual fees and expenses may vary from year to year, including depending on the trading companies’ profits and amount of assets allocated to each trading company. Positive performance of a trading company will have the effect of increasing the trading companies fees and expenses to the extent that the relevant CTA earns performance fees. “Other Expenses” does not include costs associated with any over-the-counter derivatives that provide the Fund with exposure to the Campbell Program, which is the primary manner in which the Fund intends to gain exposure to the Campbell Program. Costs associated with such derivative instruments include any fee paid to the Fund’s counterparty and the fees and expenses associated with the Campbell Program referenced by such derivative instruments. Such costs are included in the return of any such derivative instruments and, therefore, represent an indirect cost of investing in the Fund. The Fund does not anticipate that it will pay fees to derivative counterparties in the fiscal year 2013 in excess of 0.50% (annualized) of the notional exposure to the Campbell Program provided by the relevant derivative instrument.

(6)

The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund and do not include “Acquired Fund Fees and Expenses.” “Acquired Fund Fees and Expenses” do not include fees and expenses associated with the Fund’s investments in its wholly-owned subsidiary (the “Subsidiary”) or in any trading company. “Acquired Fund Fees and Expenses” are based on estimated amounts for the Fund’s current fiscal year.

(7)

Expenses shown above have been restated to reflect a change in the Fund’s contractual fee waiver.   The Adviser has contractually agreed to reduce its advisory fee and/or reimburse certain expenses of the Fund, to ensure that the Fund’s total annual operating expenses, excluding (i) taxes, (ii) interest, (iii) extraordinary items, (iv) “Acquired Fund Fees and Expenses,” (v) any expenses of the Subsidiary including trading company expenses, (vi) any class specific fees and expenses, and (vii) brokerage commissions, do not exceed, on an annual basis (the “Expense Cap”), 0.90% of the Fund’s average daily net assets. The Expense Cap will remain in place until at least January 31, 2014, unless terminated by the Fund’s Board of Trustees on 60 days’ written notice to the Adviser.  Prior to May 20, 2013, the Expense Cap was 1.10%.  The Adviser shall be entitled to recover, subject to approval by the Board of Trustees of the Trust, such waived or reimbursed amounts for a period of up to three (3) years from the year in which the Adviser reduced its compensation and/or assumed expenses for the Fund. The Adviser is permitted to seek reimbursement from the Fund, subject to certain limitations, for fees it waived and Fund expenses it paid to the extent the total annual fund operating expenses for a Class do not exceed the limits described above or any lesser limits in effect at the time of reimbursement. The amount of the fee waiver/expense reimbursement shown is an estimate based on expenses estimated for this fiscal year.

Expense Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class A	$716	$1,114
Class I	$99	$418
Class P	$124	$495

•

The second paragraph under the heading “Investment Adviser” in the section entitled “Management” in the Fund’s Prospectus is deleted and replaced with the following:

For its services, the Adviser is entitled to an investment advisory fee, which is calculated daily and paid monthly, at an annual rate of 0.75% of the Fund’s average daily net assets. The Adviser has contractually agreed that from commencement of the Fund’s operations through January 31, 2014, it will reduce its compensation and/or reimburse certain expenses for the Fund, to the extent necessary to ensure that the Fund’s total operating expenses, excluding taxes, any class-specific fees and expenses (such as Rule 12b-1 distribution fees, shareholder service fees, or transfer agency fees), interest, extraordinary items, “Acquired Fund Fees and Expenses” and brokerage commissions, do not exceed, on an annual basis (the “Expense Cap”), 0.90% of the Fund’s average daily net assets. . The Expense Cap will remain in place until at least January 31, 2014, unless terminated by the Fund’s Board of Trustees on 60 days’ written notice to the Adviser.  Prior to May 20, 2013, the Expense Cap was 1.10%. The Adviser shall be entitled to recover, subject to approval by the Board of Trustees of the Trust, such waived or reimbursed amounts for a period of up to three (3) years from the year in which the Adviser reduced its compensation and/or assumed expenses for the Fund.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE